EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Mallinckrodt Inc. Employee Stock Purchase Plan of our report dated July 29, 1999, with respect to the consolidated financial statements of Mallinckrodt Inc. included in the Annual Report (Form 10-K) for the year ended June 30, 1999, filed with the Securities and Exchange Commission.

                                             /s/ Ernst & Young LLP
                                             -----------------------------------
St. Louis, Missouri
November 16, 1999